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                                                                 EXHIBIT 10.13.1


                       Amendment to Employment Agreement

     Amendment, dated as of December 15, 1995, to the Employment Agreement dated October 30, 1995 (the "Employment Agreement") between University Bank, a Michigan banking corporation ("Bank") and Mark Ouimet ("Employee") and, as to the provisions of paragraph 3(c) of said Employment Agreement, Newberry Bancorp., a Delaware corporation ("Newberry").

     The parties hereto mutually agree as follows:

     1. Employee has commenced his employment with the Bank, thereby rendering effective the Employment Agreement, as the same is amended hereby.

     2. (a) The parties acknowledge that it was at the time of execution thereof and continues to be their intent that the provisions of paragraphs 3(c) and 4 of the Employment Agreement relating to the grant and exercise of options to purchase shares of Common Stock of Newberry be implemented by the grant of options, at such time as the Employee commenced his employment with the Bank, pursuant to the stock option plan of Newberry in effect at the inception of such employment. Such stock option plan is the 1995 Stock Plan of Newberry, as adopted by the Board of Directors of Newberry and as to be presented to the stockholders for approval at the next annual meeting of stockholders of Newberry (the "Plan"). Accordingly, it is hereby acknowledged and agreed that Employee is, on or about the date hereof, being granted options to purchase an aggregate of 180,000 shares of Common Stock pursuant to the Plan, of which options for 100,000 of such shares are intended to be "incentive stock options" as defined in the Plan, and with the options for the remaining 80,000 of such shares intended to be "Non Qualified" options, as defined in the Plan. The exercise price and the latest expiration dates of such options and the date as of which such options are to become exercisable are set forth in Exhibit A hereto. Certain other terms and conditions of or pertaining to such options shall be set forth in the Employee Stock Option Agreement to be entered into by Employee and Newberry (the "Option Agreement").

         (a) It is also agreed that the loans to be provided or arranged in connection with the exercise of the aforementioned options, as referred to in paragraphs 3(c) and 4 of the Employment Agreement, shall be made in accordance with, and the rights and obligations with respect thereto shall be as set forth in, the applicable provisions of the Option Agreement.

         (b) The terms of the Option Agreement and of this Section 2 shall and hereby supersede all provisions of the Employment Agreement regarding the grant and exercise of options to purchase shares of Newberry and shall henceforth govern such options and matters pertaining thereto.

         (c) If stockholder approval for the Plan is not obtained by December 31, 1996, Stephen L. Ranzini and Joseph L. Ranzini shall arrange for Newberry to grant to
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Employee options ("New Options") to replace and in substitution for, the options granted to Employee under the Plan and otherwise conforming as nearly as is practicable to the terms of said options (except all such New Options shall be non-qualified options).

     3.   This Amendment may be executed in counterparts.






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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written:




                                    /s/ Mark Ouimet
                                    ---------------
                                    Mark Ouimet


                                    UNIVERSITY BANK, a Michigan banking
                                    Corporation


                                    By:  /s/ Stephen L. Ranzini
                                         ----------------------
                                             Sr. Vice President

                                    As to Paragraph 2 above:

                                    NEWBERRY BANCORP. INC.


                                    By:  /s/ Stephen L. Ranzini
                                         ----------------------
                                             President

                                    As to Paragraph 2(c) above:

                                         /s/ Stephen L. Ranzini
                                         ----------------------
                                                Stephen L. Ranzini


                                         /s/ Joseph L. Ranzini
                                         ---------------------
                                                 Joseph L. Ranzini




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                                   Exhibit A

Incentive Options (Total Shares: 100,000) as follows:

     (a)   20,000 shares of Common Stock:

           (i)   Exercisable immediately (subject to
                 satisfaction of the conditions set forth in Section 7 of the Employee Stock Option Agreement).

           (ii)  Latest expiration date: December 31, 1997.

           (iii) Purchase price per share: $4.50

     (b)   20,000 shares of Common Stock:

           (i)   Exercisable on or after January 10,
                 1997 (subject to satisfaction of the conditions set forth in Section 7 of the Employee Stock Option
                 Agreement).

           (ii)  Latest expiration date: December 31, 1997.

           (iii) Purchase price per share: $4.50

     (c)   20,000 shares of Common Stock:

           (i) Exercisable on or after January 10, 1998 (subject to satisfaction of the conditions set forth in Section 7 of the Employee Stock Option Agreement).

           (ii) Latest expiration date: September 30, 2000

           (iii) Purchase price per share: $4.50

     (d)   20,000 shares of Common Stock:

           (i) Exercisable on or after January 10, 1999 (subject to satisfaction of the conditions set forth in Section 7 of the Employee Stock Option Agreement).

           (ii) Latest expiration date: September 30, 2000

           (iii) Purchase price per share: $4.50

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     (e)   20,000 shares of Common Stock:

           (i) Exercisable on or after January 10, 2000 (subject to satisfaction of the conditions set forth in Section 7 of the Employee Stock Option Agreement).

           (ii)    Latest Expiration Date: September 30, 2000

           (iii) Purchase price per share: $4.50


Other Options :

      (a)  80,000 shares of Common Stock:

           (i) Exercisable immediately (subject to satisfaction of the conditions set forth in Section 7 of the Employee Stock Option Agreement)

          (ii)     Expiration date: December 31, 1997

          (iii)  Purchase price: $4.50





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